FOR IMMEDIATE RELEASE

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC. ANNOUNCES
HONGCHANG AND XINGSHENG COAL MINES CLEARED FOR RESUMPTION OF OPERATIONS

Management to Host a Conference Call on Monday, August 15th

PINGDINGSHAN, China – August 9, 2011 - SinoCoking Coal and Coke Chemical Industries, Inc. (Nasdaq:SCOK) (the "Company" or "SinoCoking"), a vertically-integrated coal and coke processor, today announced that Hongchang and Xingsheng coal mines have been cleared to resume operations at full capacity. The Hongchang mine has been operated by Baofeng Hongchang Coal Co., Ltd., a subsidiary of Henan Pingdingshan Hongli Coal & Coke Co., Ltd. (“Hongli”), which the Company controls through contractual arrangements.  Baofeng Xingsheng Coal Mining Co., Ltd. (“Xingsheng”), of which 60% equity interest is now registered to Hongli, has been operating the Xingsheng mine.

Of note, the Hongchang and Xingsheng mines are two of only eight mines in the Pingdingshan area that have received clearance to resume coal production.

There will be a grand re-opening ceremony on Wednesday, August 10, 2011, in the presence of SinoCoking’s executives, business partners and local government officials.  Pictures from the ceremony will be available at www.sinocokingchina.com.

Hongchang Mine
The Hongchang mine has been operating at 50% capacity since late June 2010 as a result of a mandatory moratorium related to safety inspection issues prompted by an industry-wide consolidation initiative. On August 1, 2011, the mine received clearance from mining engineers and safety experts of the state-owned conglomerate Henan Province Coal Seam Gas Development and Utilization Co., Ltd. (“Henan Coal Seam Gas”), with which the Company has set up a joint-venture, Henan Hongyuan Coal Seam Gas Engineering Technology Co., Ltd. (“Hongyuan CSG”).

Xingsheng Mine
In August 2010, Hongli entered into an agreement to acquire 60% of Xingsheng.  On May 20, 2011, the registration for the transfer of such equity interests to Hongli with the local State Administration of Industry and Commerce (“SAIC”) was completed, and the local SAIC issued a new business license to Xingsheng accordingly. In May 2011 Henan Coal Seam Gas deployed its mining engineers, safety experts and other professionals to the Xingsheng mine, and cleared the mine for resumption of operations on August 1, 2011. The coal extracted from the Xingsheng mine is bituminous coal which is suitable for coke production.

Both mines are currently undergoing operational and safety upgrades, and the Company will make an announcement when full operations resume. As previously announced, the Company intends to eventually manage these mines through Hongyuan CSG.  Until such time, Hongchang and Xingsheng will continue to manage these mines, with mining safety, operations and technology being handled by Henan Coal Seam Gas.

SinoCoking News Release	Page 2
August 9, 2011

As also previously announced, coal extracted from both mines will largely be used to produce coke and other coke by-products at SinoCoking’s new coking facility once its construction is complete.  Construction is currently expected to be completed later on this year and production to start immediately after.

Conference Call
SinoCoking’s Chairman and CEO, Mr. Jianhua LV and CFO, Mr. Sam Wu, will host a conference call on Monday, August 15, 2011 at 11:00 am ET to discuss these corporate developments.  After opening remarks, there will be a question and answer period.

Interested parties may participate in the call by dialing: (201) 493-6748.  Please call in 10 minutes before the conference is scheduled to begin and ask for the SinoCoking call.  After opening remarks, there will be a question and answer period.  Questions may be asked during the live call, or alternatively, you may e-mail questions in advance to lcati@equityny.com.

The conference call will also be broadcast live over the Internet.  To listen to the webcast, please go to www.sinocokingchina.com (Presentations/Events section) at least 15 minutes early to register, and download and install any necessary audio software.  If you are unable to listen live, the conference call will be archived and can be accessed for approximately 90 days.  We suggest listeners use Microsoft Internet Explorer as their web browser.

About SinoCoking
SinoCoking and Coke Chemical Industries, Inc., a Florida corporation, is a vertically-integrated coal and coke processor that uses coal from both its own mines and that of third-party mines to produce basic and value-added coal products for steel manufacturers, power generators, and various industrial users. SinoCoking has been producing metallurgical coke since 2002, and acts as a key supplier to regional steel producers in central China. SinoCoking also produces and supplies thermal coal to its customers in central China. SinoCoking currently owns its assets and conducts its operations through its subsidiaries, Top Favour Limited and Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd., and its affiliated companies, Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd., Baofeng Coking Factory, Baofeng Hongchang Coal Co., Ltd., Baofeng Hongguang Environment Protection Electricity Generating Co., Ltd., Zhonghong Energy Investment Company and Henan Hongyuan Coal Seam Gas Engineering Technology Co., Ltd, and Baofeng Xingsheng Coal., Ltd.

For further information about SinoCoking, please refer to our periodic reports filed with the Securities and Exchange Commission.

SinoCoking News Release	Page 3
August 9, 2011

Forward Looking Statement
This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position and business strategy. The words or phrases "plans", "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "think", "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates. The Company provides no assurances that any potential acquisitions will actually be consummated, or if consummated that such acquisitions will be on terms and conditions anticipated on the date of this press release, and the Company makes no assurances with regard to any results of any such acquisitions.

Contact:
SinoCoking	Investor Relations Counsel:
Sam Wu, Chief Financial Officer	The Equity Group Inc.
+ 86-375-2882-999	Lena Cati / lcati@equityny.com / (212) 836-9611
sinocoking@sina.com	Linda Latman / llatman@equityny.com / (212) 836-9609
www.sinocokingchina.com	www.theequitygroup.com

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